                                                                   Exhibit 99.46

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 4
SERVICER REPORT DATE 12-Dec-00                                Beginning 1-Nov-00
DISTRIBUTION DATE: 15-Dec-00                                    Ending 30-Nov-00
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                   BEG PRINCIPAL     BEG PRINCIPAL       PRINCIPAL        INTEREST         TOTAL         END PRINCIPAL
                      BALANCE           BALANCE        DISTRIBUTION     DISTRIBUTION    DISTRIBUTION        BALANCE
-----------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES   $167,692,000.00   $ 76,925,890.27    22,683,578.19   $  431,081.15    23,114,659.34   $ 54,242,312.08
CLASS A-2 NOTES   $227,084,000.00   $227,084,000.00   $         0.00   $1,324,656.67     1,324,656.67   $227,084,000.00
CLASS A-3 NOTES   $196,340,000.00   $196,340,000.00   $         0.00   $1,155,133.67     1,155,133.67   $196,340,000.00
CLASS A-4 NOTES   $100,615,000.00   $100,615,000.00   $         0.00   $  599,497.71       599,497.71   $100,615,000.00
-----------------------------------------------------------------------------------------------------------------------
   NOTE TOTALS    $691,731,000.00   $600,964,890.27   $22,683,578.19   $3,510,369.19   $26,193,947.38   $578,281,312.08
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                          FACTOR INFORMATION PER $1,000

                   PRINCIPAL       INTEREST      END PRINCIPAL
                  DISTRIBUTION   DISTRIBUTION       BALANCE
--------------------------------------------------------------
CLASS A-1 NOTES   135.26929245     2.57067213     323.46392243
CLASS A-2 NOTES             --     5.83333333   1,000.00000000
CLASS A-3 NOTES             --     5.88333333   1,000.00000000
CLASS A-4 NOTES             --     5.95833333   1,000.00000000
--------------------------------------------------------------
   NOTE TOTALS    135.26929245    20.24567213   3,323.46392243
--------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 4
SERVICER RPT DATE: 12-Dec-00                                  BEGINNING 1-Nov-00
DISTRIBUTION DATE: 15-Dec-00                                    ENDING 30-Nov-00
--------------------------------------------------------------------------------

   I. POOL BALANCE CALCULATION:

A. Original Pool Balance                                                                                 698,718,463.75

B. Beginning of Period Outstanding Pool Balance                                                          607,952,354.02

C. Monthly Principal Amounts

   (1) Monthly Scheduled Payments                                                                         12,798,446.96
   (2) Full Prepayments (excluding Purchased Receivables)                                                  8,314,716.73
   (3) Receivables becoming Liquidated Receivables
          during period                                                                                    1,578,835.70
   (4) Receivables becoming Purchased Receivables
          during period                                                                                              --
   (5) Other Receivables adjustments                                                                          (8,421.20)

   Total Monthly Principal Amounts                                                                        22,683,578.19

D. Total Monthly Payments allocable to Interest                                                            5,615,972.01

E. End of period Outstanding Pool Balance                                                                585,268,775.83

F. Pool Factor                                                                                                 0.837632

  II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                           Class A-1        Class A-2       Class A-3        Class A-4
                                                         ----------------------------------------------------------------
A.   Beginning of period Outstanding Principal Balance   76,925,890.27   227,084,000.00   196,340,000.00   100,615,000.00

B.   Noteholders' Principal Distributable Amount         22,683,578.19             0.00             0.00             0.00
C.   Noteholders' Interest Distributable Amount             431,081.15     1,324,656.67     1,155,133.67       599,497.71
                                                         ----------------------------------------------------------------
D.   Note Distributable Amount                           23,114,659.34     1,324,656.67     1,155,133.67       599,497.71
E.   Note Principal Carryover Shortfall                              0                0                0                0
F.   Note Interest Carryover Shortfall                               0                0                0                0
G.   Insured Payment                                                 0                0                0                0

H.   End of period Outstanding Principal Balance         54,242,312.08   227,084,000.00   196,340,000.00   100,615,000.00

 III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.   Available Funds in Collection Account:

               (1) Monthly Scheduled Payments on Receivables
                      during period (including partial prepays)
                       (a) Principal                                                                      12,798,446.96
                       (b) Interest                                                                        5,460,877.44
               (2) Full Prepayments collected during period
                       (a) Principal                                                                       7,973,425.60
                       (b) Interest                                                                           76,689.46
               (3) Net Liquidation Proceeds collected
                      during period                                                                          805,806.99
               (4) Net Insurance Proceeds collected
                         during period
                       (a) Principal                                                                         341,291.13
                       (b) Interest                                                                            4,716.55
               (5) Purchase Amounts deposited in Collection
                      Account                                                                                         0
               (6)  Investment Earnings - Collection Account                                                 133,771.97

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 4
SERVICER RPT DATE: 12-Dec-00                                  BEGINNING 1-Nov-00
DISTRIBUTION DATE: 15-Dec-00                                    ENDING 30-Nov-00
--------------------------------------------------------------------------------

                    Total Available Funds in Collection Account                                           27,595,026.10

     B.   Available Funds in Payment Account:

               (1) Available Funds transferred from Collection Account                                  $ 27,595,026.10
               (2) Amount withdrawn from Spread Account and deposited to Payment Account                $            --
               (3) Insured Payment deposited to Payment Account                                         $            --

               Total Available Funds in Payment Account                                                 $ 27,595,026.10
     C.   Distributions from Payment Account:

               (1) Monthly Servicing Fee                                                                     506,626.96
               (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                           0
               (3) Owner Trustee Fees (if paid from Available Funds)                                                  0
               (4) Indenture Trustee Fees (if paid from Available Funds)                                              0
               (5) Insurance Premium                                                                          89,152.00
               (6) Note Interest Distributable Amount
                    (a)  Class A - 1                                                                         431,081.15
                    (b)  Class A - 2                                                                       1,324,656.67
                    (c)  Class A - 3                                                                       1,155,133.67
                    (d)  Class A - 4                                                                         599,497.71
               (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                    (a)  Class A - 1                                                                                  0
                    (b)  Class A - 2                                                                                  0
                    (c)  Class A - 3                                                                                  0
                    (d)  Class A - 4                                                                                  0
               (8) Note Principal Distributable Amount
                    (a)  Class A - 1                                                                      22,683,578.19
                    (b)  Class A - 2                                                                                 --
                    (c)  Class A - 3                                                                                 --
                    (d)  Class A - 4                                                                                 --
               (9)  Reimbursement Amounts Owing to Insurer                                                            0
               (10) Spread Account Deposit (to increase to Required Amount)                                  805,299.76
               (11) Indenture or Owner Trustee Fees (not paid under C)                                                0
               (12) Re-Liening Expenses                                                                               0
                  (To the extent not paid by Servicer)
               (13) Transition Costs and Additional Servicing Fee to Successor Servicer                               0
               (14) After Servicer Default, remaining Available Funds deposited                                       0
                     in Note Distribution Account

               Total Distributions                                                                        27,595,026.10

     D.   Excess Available Funds (or shortfall)                                                                      --

     E.   Remaining Available Funds to holder of Residual Interest Certificate                                        0

  IV. SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

          A. Available Funds Transferred from Collection Account to Payment Account                     $ 27,595,026.10
          B. Distributions required under 4.03 (a)(i) through (vii)                                     $ 26,789,726.34
          C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                       0
          D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                           0

   V. SPREAD ACCOUNT BALANCE

          A. Spread Account Balance After Deposit/Disbursements
                (1) Beginning Spread Account Balance                                                    $ 12,004,902.27
                (2) Investment Income Deposited to Spread Account                                       $     56,385.74

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 4
SERVICER RPT DATE 12-Dec-00                                   BEGINNING 1-Nov-00
DISTRIBUTION DATE: 15-Dec-00                                    ENDING 30-Nov-00
--------------------------------------------------------------------------------

             (3) Withdrawal to make required payments under 4.03                                                      0
             (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                              0
             (5) Deposit to Spread Account after Disbursements                                          $    805,299.76
             (6) Spread Account Balance after Deposit/Disbursments                                      $ 12,866,587.76

          B. Spread Account Required Amount                                                             $ 14,631,719.40

             (1) 2.5% of Pool Balance                                                                   $ 14,631,719.40
             But in no event less than the lesser of (a) or (b)
                 (a) .5% of Original Pool Balance                                                       $  3,493,592.32
                 (b) Outstanding Principal Amount of All Notes                                          $578,281,312.08

          C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                        0

          D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                              --

VI.   INSURED PAYMENTS

          A. Available Funds Transferred from Collection Account to Payment Account                     $ 27,595,026.10
          B. Available Funds Transferred from Spread Account to Payment Account                         $             0
          C. Note Interest Distributable Amount                                                            3,510,369.19
          D. Guaranteed Note Principal Amount                                                           $             0
          E. Deficiency Amount                                                                          $             0
              (Min:(Lines A+B-C-D) and $0.00)                                                           $             0
          F. Preference Amount                                                                          $             0
          G. Insured Payment (lines E+F)                                                                $             0

               Note Principal        Note Interest
            Carryover Shortfall   Carryover Shortfall   Total
-------------------------------------------------------------
CLASS A-1          $0.00                 $0.00          $0.00
CLASS A-2          $0.00                 $0.00          $0.00
CLASS A-3          $0.00                 $0.00          $0.00
CLASS A-4          $0.00                 $0.00          $0.00
-------------------------------------------------------------
  TOTAL            $0.00                 $0.00          $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Principal            Note Principal                 Change in Note
               Carryover Shortfall        Carryover Shortfall     Principal Carryover Shortfall
-----------------------------------------------------------------------------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
-----------------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                        $0.00

            Current Distribution Date   Prior Distribution Date
                  Note Interest              Note Interest                Change in Note
               Carryover Shortfall        Carryover Shortfall     Interest Carryover Shortfall
            -------------------------   -----------------------   ----------------------------
CLASS A-1             $0.00                      $0.00                        $0.00
CLASS A-2             $0.00                      $0.00                        $0.00
CLASS A-3             $0.00                      $0.00                        $0.00
CLASS A-4             $0.00                      $0.00                        $0.00
-----------------------------------------------------------------------------------------------
  TOTAL               $0.00                      $0.00                        $0.00

 VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                 $  1,390,834.15

VIII. DELINQUENCY RATIO

          A. Delinquency Statistics

   Days                 Outstanding      Past Due
Delinquent   Units       Principal        Amount
--------------------------------------------------
  31 - 60     1023    $12,890,599.73   $720,962.86
  61 - 90      127    $ 1,544,777.63   $132,177.29
 91 - 120       27    $   344,584.67   $ 40,636.17

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
                                                             COLLECTION PERIOD 4
SERVICER RPT DATE: 12-Dec-00                                  BEGINNING 1-Nov-00
DISTRIBUTION DATE: 15-Dec-00                                    ENDING 30-Nov-00
--------------------------------------------------------------------------------

   121+          7    $    66,492.03   $ 15,638.01
--------------------------------------------------
   TOTAL      1,184    14,846,454.06    909,414.33

          B. Delinquency Percentage

               (1) Outstanding Principal Balance for Delinquency => 30Days                              $ 14,846,454.06
               (2) Pool Principal Balance Beginning of Collection Period                                $607,952,354.02
               (3) Delinquency Percentage (Line 1/Line 2)                                                          2.44%

  IX. CUMULATIVE NET LOSS RATIO

               (1) Principal Balance of Defaulted Contracts in current Collection Period                $  1,578,835.70
               (2) Cumulative Defaulted Contracts Including
                     Defaulted Contracts in current Collection Period                                   $  3,746,692.27
               (3) Net Liquidation Proceeds collected during current Collection Period                  $    805,806.99
               (4) Cumulative Net Liquidation Proceeds Including
                     Net Liquidation Proceeds in current Collection Period                              $  1,949,623.77
               (5) Original Pool Balance                                                                $698,718,463.75
               (6) Cumulative Net Loss Rate (2) minus (4) divided by (5)                                          0.257%

   X. REPOSSESSED INVENTORY

                                                                                                Units     Principal
                                                                                                -----   ---------------
               A. Principal Balance of repossessed Financed Vehicles (beg.)                      162       2,065,355.05
               B. Repossessed Financed Vehicles (Principal)                                             $  1,785,226.24
               C. Net Liquidation Proceeds on repossessed Financed Vehicles (Prinicipal)                $    794,714.68
               D. Realized losses on sale of repossessed Financed Vehicles (Principal)                  $    784,121.02
                                                                                                -----------------------
               E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)            182    $  2,271,745.59

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of December, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory